EX-99.13a

                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:
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

Standardized
The following example illustrates the total return for the Oppenheimer/JNL Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Global Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 2, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $845
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (15.54%)

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Global Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2001.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,184
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (8.16%)


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                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 11, 2001..................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $874
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (12.58%)

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 11, 2001....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,331
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (6.69%)


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                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Large Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,024
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             2.35%

Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,943
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             9.43%


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                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Small Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,086
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             8.64%

Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,572
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            15.72%

                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,032
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             3.15%

Non Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,023
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            10.23%


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                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PIMCO/JNL Total Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total Return Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $914
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (8.56%)

Non Standardized
The following example illustrates the total return for the PIMCO/JNL Total Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total Return Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment March 2, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,538
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             5.38%


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                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap Value Fund of a hypothetical Contract invested in the for Lazard/JNL Small Cap Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,064
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.43%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment March 2, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,712
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             7.12%


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                  JNLNY SEPARATE ACCOUNT I (PERSPECTIVE BONUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,049
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             4.92%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment March 2, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,373
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.73%
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